Exhibit 10.4

August [●], 2025

AMENDMENT NO. 1 TO SERIES A WARRANT

This Amendment No. 1 (this “Amendment”) to the Series A Warrant (as defined below), is made by and between Akari Therapeutics, Plc, a public company with limited liability incorporated under the laws of England and Wales (the “Company”), and _____ (the “Holder”).

WHEREAS, the Holder is the holder of outstanding Series A Warrant to purchase up to ____ American Depositary Shares of the Company, each representing 2,000 ordinary shares, par value $0.0001 per share, of the Company, issued by the Company on [●] (Warrant No. A-__) and attached hereto as Exhibit A (the “Series A Warrant”);

WHEREAS, Section 5(l) of the Series A Warrant provides that the Series A Warrant may be amended or modified with the written consent of the Company and the Holder;

WHEREAS, in connection with the issuance and sale of that certain promissory note (the “Note”) by the Company to the Holder pursuant to that certain Note Purchase Agreement, dated as of August [●], 2025 (the “Purchase Agreement”), by and between the Company and the Holder, the desire to amend the Series A Warrant as contemplated by the Purchase Agreement and as more particularly set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Termination Date. The definition of Termination Date set forth in the Series A Warrant is hereby amended to extend the Termination Date to 5:00 p.m. (New York City time) on [●], 2030.

2.	Effectiveness of the Amendment. This Amendment shall become effective as of (and is contingent upon) the issuance and sale of the Note to the Holder pursuant to the terms of the Purchase Agreement.

3.	Full Force and Effect. Except as expressly modified herein, all other terms of the Warrant shall remain in full force and effect, and the Company and Holder reserve their respective rights thereunder.

4.	Governing Law; Execution. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, successors and assigns.

Please acknowledge your agreement of this Amendment by signing below and returning a fully executed copy to the Company.

[Signature Page Follows]

Sincerely,
AKARI THERAPEUTICS, PLC

By:
Name:
Title:

AGREED TO AND ACKNOWLEDGED
this ___ day of _____________, 2025

HOLDER:
_______________________________________

[Signature Page to Series A Warrant Amendment No. 1]

Exhibit A

Series A Warrant

[See attached]